UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 14, 2009 (July 9, 2009)
Energy Recovery, Inc.
(Exact name of registrant as specified in its charter)
Delaware	001-34112	01-0616867
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1908 Doolittle Dr. San Leandro, CA	94577
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code	510-483-7370
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure.

On July 9, 2009, Energy Recovery, Inc. issued a news release which reported a project award from UTE CAP DJINET, a consortium consisting of Inima (Grupo OHL) and Aqualia (Grupo FCC), to ERI for the 100,000 m3/day desalination plant in Cap Djinet, Algeria.. A copy of the news release is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(c)        Exhibits

99.1      News Release dated July 9, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY RECOVERY, INC.
(Registrant)

Date:	July 14, 2009	/s/ Thomas Willardson
Thomas Willardson
(Chief Financial Officer)